Exhibit 4

COMMON STOCK                                         COMMON STOCK


C                       EXCHANGE NATIONAL
                         BANCSHARES, INC.

                        SEE REVERSE FOR CERTAIN DEFINITIONS AND A
                        STATEMENT AS TO THE RIGHTS, PREFERENCES,
                        PRIVILEGES AND RESTRICTIONS ON SHARES

       INCORPORATED UNDER THE LAWS OF THE STATE OF MISSOURI
                                                CUSIP 301309 10 0

THIS CERTIFIES THAT








IS THE OWNER OF

    FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                  $1.00 PAR VALUE PER SHARE, OF

                EXCHANGE NATIONAL BANCSHARES, INC.

(hereinafter and on the back hereof called the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the laws of the State of Missouri and to all of the provisions of the Articles of Incorporation and the Bylaws of the Corporation, as amended from time to time (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ Kathleen L. Bruegenhemke  /s/ Donald L. Campbell
          SECRETARY           CHAIRMAN OF THE BOARD AND PRESIDENT


       COUNTERSIGNED AND REGISTERED:
              THE EXCHANGE NATIONAL BANK OF JEFFERSON CITY
                         (Jefferson City, MO)

                                    TRANSFER AGENT AND REGISTRAR


      BY

                                            AUTHORIZED SIGNATURE
EXCHANGE NATIONAL BANCSHARES, INC. -- CORPORATE
                                        SEAL
                                      MISSOURI
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                EXCHANGE NATIONAL BANCSHARES, INC.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Articles of Incorporation of the Corporation, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT TEN  - as joint tenants with right of survivorship and
               not as tenants in common
     TOD     - transfer on death direction in the event of
               owner's death to person named on face and subject to TOD rules referenced


UNIF GIFT MIN ACT - ............... Custodian ...................
                        (Cust)                     (Minor)
                    under Uniform Gifts to Minors
                    Act..........................................
                                     (State)
UNIF TRF MIN ACT -  ............... Custodian (until age .......)
                        (Cust)
                    ............... under Uniform Transfers
                        (Minor)
                    to Minors Act................................
                                             (State)


         Additional abbreviations may also be used though
                      not in the above list.



     FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto



PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE


 _________________________________
/________________________________/


________________________________________________________________
           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                 INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________


________________________________________________________________


_________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________ Attorney
to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated __________________________



                         X _________________________________


                         X _________________________________
                          THE SIGNATURE(S) TO THIS ASSIGNMENT
               NOTICE: MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE
                          CERTIFICATE IN EVERY PARTICULAR,
                          WITHOUT ALTERATION OR ENLARGEMENT OR
                          ANY CHANGE WHATEVER.

Signature(s) Guaranteed





By____________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.
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